                                                                   Exhibit 99.29

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [12], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                                      TOTAL

                                              AGGREGATE     PERCENT            WEIGHTED    AVERAGE
                                  NUMBER OF   PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL
                                   MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE
                                    LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING
                                  ---------  ------------  --------  --------  --------  -----------
1st Lien, no Silent 2nd               674    $109,948,274    25.69%    8.636%     609      $163,128
1st Lien, Silent 2nd not in deal    1,366    $270,628,216    63.23%    7.688%     658      $198,117
1st Lien, Silent 2nd in deal          123    $ 23,288,549     5.44%    7.830%     625      $189,338
2nd Lien, 1st Lien not in deal        308    $ 17,988,474     4.20%   11.221%     643      $ 58,404
2nd Lien, 1st Lien in deal            123    $  6,167,778     1.44%   11.783%     626      $ 50,145
                                    -----    ------------   ------    ------      ---      --------
TOTAL:                              2,594    $428,021,292   100.00%    8.147%     642      $165,004
                                    =====    ============   ======    ======      ===      ========

                                  WEIGHTED  WEIGHTED     WEIGHTED
                                   AVERAGE   AVERAGE      AVERAGE     PERCENT
                                  ORIGINAL  ORIGINAL  DEBT-TO-INCOME    FULL   PERCENT
                                     LTV      CLTV         RATIO        DOC       IO
                                  --------  --------  --------------  -------  -------
1st Lien, no Silent 2nd            84.00%    84.00%        42.04%      88.74%    3.52%
1st Lien, Silent 2nd not in deal   78.45%    99.51%        46.17%      61.28%   13.74%
1st Lien, Silent 2nd in deal       78.81%    99.76%        45.90%      96.63%    2.62%
2nd Lien, 1st Lien not in deal     99.66%    99.66%        46.14%      72.98%    0.00%
2nd Lien, 1st Lien in deal         99.76%    99.76%        45.82%      96.12%    0.00%
                                   -----     -----         -----       -----    -----
TOTAL:                             81.10%    95.54%        45.09%      71.25%    9.74%
                                   =====     =====         =====       =====    =====

                                     GROUP 1

                                               AGGREGATE    PERCENT            WEIGHTED    AVERAGE
                                  NUMBER OF    PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL
                                   MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE
                                    LOANS     OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING
                                  ---------  ------------  --------  --------  --------  -----------
1st Lien, no Silent 2nd               411    $ 59,287,420    40.27%    8.718%     611      $144,252
1st Lien, Silent 2nd not in deal      566    $ 78,865,375    53.56%    7.773%     648      $139,338
1st Lien, Silent 2nd in deal           50    $  6,081,438     4.13%    7.931%     623      $121,629
2nd Lien, 1st Lien not in deal         54    $  2,073,239     1.41%   11.167%     633      $ 38,393
2nd Lien, 1st Lien in deal             29    $    931,887     0.63%   11.861%     618      $ 32,134
                                    -----    ------------   ------    ------      ---      --------
TOTAL:                              1,110    $147,239,359   100.00%    8.233%     632      $132,648
                                    =====    ============   ======    ======      ===      ========

                                  WEIGHTED  WEIGHTED     WEIGHTED
                                   AVERAGE   AVERAGE      AVERAGE     PERCENT
                                  ORIGINAL  ORIGINAL  DEBT-TO-INCOME    FULL   PERCENT
                                     LTV      CLTV        RATIO         DOC      IO
                                  --------  --------  --------------  -------  -------
1st Lien, no Silent 2nd            85.01%    85.01%        42.18%      86.30%   2.86%
1st Lien, Silent 2nd not in deal   78.51%    99.58%        46.98%      75.50%   6.18%
1st Lien, Silent 2nd in deal       79.01%    99.16%        45.96%      98.49%   1.32%
2nd Lien, 1st Lien not in deal     99.83%    99.83%        46.55%      78.75%   0.00%
2nd Lien, 1st Lien in deal         99.88%    99.88%        44.88%     100.00%   0.00%
                                   -----     -----         -----      ------    ----
TOTAL:                             81.58%    93.70%        44.99%      81.00%   4.52%
                                   =====     =====         =====      ======    ====

                                     GROUP 2

                                               AGGREGATE    PERCENT            WEIGHTED    AVERAGE
                                  NUMBER OF    PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL
                                   MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE
                                    LOANS     OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING
                                  ---------  ------------  --------  --------  --------  -----------
1st Lien, no Silent 2nd               263    $ 50,660,854    18.04%    8.540%     606      $192,627
1st Lien, Silent 2nd not in deal      800    $191,762,842    68.30%    7.653%     662      $239,704
1st Lien, Silent 2nd in deal           73    $ 17,207,111     6.13%    7.795%     626      $235,714
2nd Lien, 1st Lien not in deal        254    $ 15,915,234     5.67%   11.228%     644      $ 62,658
2nd Lien, 1st Lien in deal             94    $  5,235,891     1.86%   11.770%     627      $ 55,701
                                    -----    ------------   ------    ------      ---      --------
TOTAL:                              1,484    $280,781,933   100.00%    8.101%     648      $189,206
                                    =====    ============   ======    ======      ===      ========

                                  WEIGHTED  WEIGHTED     WEIGHTED
                                   AVERAGE   AVERAGE      AVERAGE     PERCENT
                                  ORIGINAL  ORIGINAL  DEBT-TO-INCOME    FULL   PERCENT
                                     LTV      CLTV        RATIO         DOC       IO
                                  --------  --------  --------------  -------  -------
1st Lien, no Silent 2nd            82.82%    82.82%        41.88%      91.60%    4.30%
1st Lien, Silent 2nd not in deal   78.43%    99.48%        45.84%      55.43%   16.85%
1st Lien, Silent 2nd in deal       78.74%    99.77%        45.88%      95.97%    3.08%
2nd Lien, 1st Lien not in deal     99.63%    99.63%        46.09%      72.23%    0.00%
2nd Lien, 1st Lien in deal         99.74%    99.74%        45.99%      95.43%    0.00%
                                   -----     -----         -----       -----    -----
TOTAL:                             80.84%    96.50%        45.14%      66.14%   12.47%
                                   =====     =====         =====       =====    =====